Exhibit 32-b

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

RULE 13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Carl D. Anderson II, hereby certify that:

1.	The Annual Report of Meritor, Inc. on Form 10-K for the fiscal year ended September 29, 2019 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.	The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of Meritor, Inc.

/s/ Carl D. Anderson II
Carl D. Anderson II
Senior Vice President, Chief Financial Officer

Date: November 13, 2019